                                                                 Exhibit e(1)(y)


                              AMENDMENT NO. 24 TO
                             AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund, AIM Japan Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


AIM COUNSELOR SERIES TRUST
      AIM Advantage Health Sciences Fund -               Class A
                                                         Class C

      AIM Multi-Sector Fund -                            Class A
                                                         Class C
                                                         Institutional Class

      AIM Structured Core Fund  -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Structured Growth Fund  -                      Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Structured Value Fund  -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM EQUITY FUNDS
      AIM Capital Development Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Charter Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Constellation Fund -                           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Diversified Dividend Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Large Cap Basic Value Fund -                   Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Large Cap Growth Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Mid Cap Growth Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Select Basic Value Fund -                      Class A
                                                         Class C

AIM FUNDS GROUP
      AIM Basic Balanced Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM European Small Company Fund -                  Class A
                                                         Class C

      AIM Global Value Fund -                            Class A
                                                         Class C
                                                         Institutional Class

      AIM International Small Company Fund -             Class A
                                                         Class C
                                                         Institutional Class

      AIM Mid Cap Basic Value Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Premier Equity Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Select Equity Fund -                           Class A
                                                         Class C

      AIM Small Cap Equity Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM GROWTH SERIES
      AIM Basic Value Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Conservative Allocation Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Global Equity Fund -                           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Growth Allocation Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Income Allocation Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM International Allocation Fund -                Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class


      AIM Mid Cap Core Equity Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderate Allocation Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderate Growth Allocation Fund -              Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderately Conservative Allocation Fund -      Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Small Cap Growth Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

AIM INTERNATIONAL MUTUAL FUNDS
      AIM Asia Pacific Growth Fund -                     Class A
                                                         Class C

      AIM European Growth Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Global Aggressive Growth Fund -                Class A
                                                         Class C

      AIM Global Growth Fund -                           Class A
                                                         Class C

      AIM International Core Equity Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM International Growth Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT FUNDS
      AIM China Fund  -                                  Class A
                                                         Class C
                                                         Institutional Class

      AIM Developing Markets Fund -                      Class A
                                                         Class C
                                                         Institutional Class

      AIM Enhanced Short Bond Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Global Health Care Fund -                      Class A
                                                         Class C
                                                         Investor Class

      AIM International Bond Fund -                      Class A
                                                         Class C
                                                         Institutional Class

      AIM Japan Fund -                                   Class A
                                                         Class C
                                                         Institutional Class

      AIM Trimark Endeavor Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Small Companies Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT SECURITIES FUNDS
      AIM Global Real Estate Fund  -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM High Yield Fund -                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Income Fund -                                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Intermediate Government Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Limited Maturity Treasury Fund -               Class A
                                                         Class A3
                                                         Institutional Class

      AIM Money Market Fund -                            AIM Cash Reserve Shares
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Municipal Bond Fund -                          Class A
                                                         Class C
                                                         Investor Class

      AIM Real Estate Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Short Term Bond Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Total Return Bond Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM SECTOR FUNDS
      AIM Energy Fund -                                  Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Financial Services Fund -                      Class A
                                                         Class C
                                                         Investor Class

      AIM Gold & Precious Metals Fund -                  Class A
                                                         Class C
                                                         Investor Class

      AIM Leisure Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Technology Fund -                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Utilities Fund -                               Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS
      AIM Opportunities I Fund -                         Class A
                                                         Class C

      AIM Opportunities II Fund -                        Class A
                                                         Class C

      AIM Opportunities III Fund -                       Class A
                                                         Class C

AIM STOCK FUNDS
     AIM Dynamics Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

     AIM Small Company Growth Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

     AIM S&P 500 Index Fund -                            Institutional Class
                                                         Investor Class

AIM SUMMIT FUND                                          Class A
                                                         Class C

AIM TAX-EXEMPT FUNDS
      AIM High Income Municipal Fund -                   Class A
                                                         Class C

      AIM Tax-Exempt Cash Fund -                         Class A
                                                         Investor Class

      AIM Tax-Free Intermediate Fund -                   Class A
                                                         Class A3
                                                         Institutional Class

AIM TREASURER'S SERIES TRUST
     Premier Portfolio                                   Investor Class
     Premier Tax-Exempt Portfolio                        Investor Class
     Premier U.S. Government Money Portfolio             Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  March 31, 2006

                                       EACH FUND (LISTED ON SCHEDULE A) ON
                                       BEHALF OF THE SHARES OF EACH PORTFOLIO
                                       LISTED ON SCHEDULE A


                                       By:     /s/ Robert H. Graham
                                               ------------------------------
                                               Robert H. Graham
                                               President



                                       A I M DISTRIBUTORS, INC.


                                       By:     /s/ Gene L. Needles
                                               ------------------------------
                                               Gene L. Needles
                                               President